THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ARE PROPOSED TO BE SOLD IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT.   UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

REGULATION S

SUBSCRIPTION AGREEMENT

ISSUER NAME: ZENTRUM HOLDINGS, INC.

This SUBSCRIPTION AGREEMENT is made as of this 24th day of May 2022, by and between Koichi Ishizuka, a Japanese Citizen, (the “Seller”), with an address of ___________________________and the undersigned, (the “Subscriber”).

Zentrum Holdings, Inc., is referred to herein as the “Company”, and or the “Issuer”. The Shares being offered herein by Koichi Ishizuka are shares of Zentrum Holdings, Inc., a Delaware corporation, currently held by Koichi Ishizuka.

WHEREAS:

A.	The Seller desires to sell _______________________ (__________) shares of restricted common stock of Zentrum Holdings, Inc., a Delaware Corporation, at a price of $0.0001 USD per share (the “Offering”) pursuant to Regulation S of the United States Securities Act of 1933 (the “Act”).

B.	The Subscriber desires to acquire the number of shares of the Offering set forth on the signature page hereof (the “Shares”) on the terms and subject to the conditions of this Subscription Agreement.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1. SUBSCRIPTION FOR SHARES

1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Seller such number of Shares as is set forth upon the signature page hereof at a price equal to $0.0001 USD per Share.  Upon execution, the subscription by the Subscriber will be irrevocable.

1.2 The purchase price is payable by the Subscriber contemporaneously with the execution and delivery of this Subscription Agreement.

1.3 Upon execution by the Seller, the Seller agrees to sell such Shares to the Subscriber for said purchase price subject to the Seller's right to sell to the Subscriber such lesser number of Shares as it may, in its sole discretion, deem necessary or desirable.

1.4 Any acceptance by the Seller of the Subscriber is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is a resident. Any acceptance by the Seller of the Subscriber is also conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Issuer, Zentrum Holdings, Inc., resides as well.

2. REGULATION S AGREEMENTS OF THE SUBSCRIBER

2.1 The Subscriber agrees to resell the Shares only in accordance with the provisions of Regulation S of the Act pursuant to registration under the Act, or pursuant to an available exemption from registration pursuant to the Act.

2.2 The Subscriber agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Act.

2.3 The Subscriber acknowledges and agrees that all physical certificates (as may be applicable) representing the Shares will be endorsed with the following legend in accordance with Regulation S of the Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT.   SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

3. REPRESENTATIONS AND WARRANTIES BY SUBSCRIBER

3.1 The Subscriber represents and warrants to the Seller and acknowledges that the Seller is relying upon the Subscriber’s representations and warranties in agreeing to sell the Shares to the Subscriber that:

The Subscriber is not a “U.S. Person” as defined by Regulation S of the Act and is not acquiring the Shares for the account or benefit of a U.S. Person.

 A “U.S. Person” is defined by Regulation S of the Act to be any person who is:

•	any natural person resident in the United States;
•	any partnership or corporation organized or Inc. under the laws of the United States;

•	any estate of which any executor or administrator is a U.S. person;
•	any trust of which any trustee is a U.S. person;

•	any agency or branch of a foreign entity located in the United States;
•	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

•	any partnership or corporation if organized or Incorporated under the laws of any foreign jurisdiction; and formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or Inc., and owned, by accredited investors [as defined in Section 230.501(a) of the Act] who are not natural persons, estates, or trusts.

The Subscriber recognizes that the purchase of Shares involves a high degree of risk.

The Subscriber also acknowledges that it is aware that it is purchasing shares of “Zentrum Holdings, Inc.”, a Delaware Corporation operating in the telecommunications industry.

An investment in the Seller’s Shares is highly speculative and only investors who can afford the loss of their entire investment should consider purchasing the Shares being offered by the Seller pursuant to this Offering;

The Subscriber has had full opportunity to review information regarding the business and financial condition of Zentrum Holdings, Inc., with the Subscriber’s legal and financial advisers prior to execution of this Subscription Agreement;

The Subscriber has such knowledge and experience in finance, securities, investments, including investment in non-listed and non- registered securities, and other business matters so as to be able to protect its interests in connection with this transaction.

The Subscriber acknowledges that a minimal market for the Shares presently exists and a greater demand for the Shares may not further develop in the future, and accordingly the Subscriber may not be able to liquidate its investment.

The Subscriber hereby acknowledges that this offering of Shares has not been reviewed by the United States Securities and Exchange Commission (the "SEC") and that the Shares are being sold by the Seller pursuant to an exemption from registration provided by Regulation S pursuant to the United States Securities Act.

The Subscriber is acquiring the Shares as principal for the Subscriber's own benefit;

The Subscriber is not aware of any advertisement of the Shares.

The Subscriber is acquiring the Shares subscribed to hereunder as an investment for the Subscriber's own account, not as a nominee or agent, and not with a view toward the resale or distribution of any part thereof, and the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same;

The Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to any of the Shares sold hereby;

The Subscriber has full power and authority to enter into this Agreement which constitutes a valid and legally binding obligation, enforceable in accordance with its terms;

The Subscriber can bear the economic risk of this investment, and was not organized for the purpose of acquiring the Shares;

The Subscriber has satisfied himself or herself as to the full observance of the laws of his or her jurisdiction in connection with any invitation to subscribe for the Shares and/or any use of this Agreement, including (i) the legal requirements within his/her jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares.

 4.  REPRESENTATIONS BY THE SELLER

4.1 The Seller represents and warrants to the Subscriber that:

(A)	The Seller is a citizen of Japan.

(B)	The Seller is the current record holder of the shares it seeks to sell of Zentrum Holdings, Inc., a Delaware Corporation.

5. TERMS OF SUBSCRIPTION

5.1 Pending acceptance of this subscription by the Seller, all funds paid hereunder shall be deposited by the Seller and immediately available to the Seller for the purposes set forth in the disclosure statement.  In the event the subscription is not accepted, the subscription funds will constitute a non-interest-bearing demand loan of the Subscriber to the Seller.

5.2 The Subscriber hereby authorizes and directs the Seller to deliver the securities to the Subscriber pursuant to this Subscription Agreement to the Subscriber’s mailing address or email address (as applicable) indicated herein.

If shares sold by the Subscriber are currently held in book entry, an account statement from the Transfer Agent evidencing the change in control of the Offering Shares will be deemed acceptable.

5.3 The Subscriber acknowledges and agrees that the subscription for the Shares and the Seller's acceptance of the subscription is not subject to any minimum subscription for the Offering.

6. MISCELLANEOUS

6.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing, and sent by physical mail, and or email to the contact information listed in this agreement for both the Subscriber and or Seller.

6.2 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Delaware.

6.3 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

7. REPRESENTATIONS BY FOREIGN RESIDENTS

7.1 If the Subscriber is a foreign resident, the Subscriber represents to the Seller that the Subscriber is a resident of a foreign jurisdiction, and not a US citizen. Additionally, the Subscriber acknowledges that they are:

□	(i)	a spouse, parent, brother, sister or child of Koichi Ishizuka, a senior officer or director of the Seller;

□	(ii)	a close friend or business associate of Koichi Ishizuka, a senior officer or director of the Seller, or

□	(iii)	a Seller, all of the voting securities of which are beneficially owned by one or more of a spouse, parent, brother, sister, child or close personal friend or business associate of Koichi Ishizuka, a senior officer or director of the Seller.

THE REMAINDER OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK

SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, this Subscription Agreement is executed as of the day and year first written above.

Issuer Name: Zentrum Holdings, Inc.

Seller: Koichi Ishizuka

Address of Seller: __________________________________

Email Address of Seller: ____________________________

Number of Common Shares Subscribed For:

Price Per Share: $0.0001

Total Subscription Amount in USD (Shares X Price Per Share):

Name of Subscriber: ____________________________________

Address of Subscriber: ________________________________________

(Subscriber’s Email Address): ____________________________________

(Subscriber’s ID Number if applicable): _____________________________

Signature of Subscriber: _________________________________________

Title of Signing Person (if Subscriber is a Company): __________________

ACCEPTED BY:

KOICHI ISHIZUKA

Signature of Authorized Signatory: _________________________________

Name of Authorized Signatory: Koichi Ishizuka

Date of Acceptance: May 24th, 2022